UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 29, 2015

HMS Income Fund, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	814-00939	45-3999996
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On March 11, 2014, HMS Income Fund, Inc. (the “Company”) entered into a senior secured revolving credit agreement (as amended from time to time, the “Syndicated Credit Facility”) among Capital One, National Association as lead arranger, sole book runner, and administrative agent (“Capital One”), and the financial institutions party thereto as lenders (together with Capital One, the “Lenders”) as amended by the First Amendment, Second Amendment and Third Amendment among the Company and Lenders dated May 30, 2014, September 22, 2014 and May 13, 2015, respectively. On May 29, 2015, the Company entered into a Fourth Amendment (“Fourth Amendment”) to the Syndicated Credit Facility. The Fourth Amendment increases the aggregate revolver commitments by the amount of $10 million (from $115 million to $125 million) to be effectuated by two $5 million increases to the revolver commitments of two Lenders.

This description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 is incorporated herein by reference to this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1
Fourth Amendment to Senior Secured Revolving Credit Agreement, dated as of May 29, 2015, by and among HMS Income Fund, Inc., as borrower, the financial institutions party thereto as lenders, Capital One, National Association, as Lead Arranger, Sole Book Runner and Administrative Agent, and HMS Equity Holding, LLC as Guarantor.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS Income Fund, Inc.

June 1, 2015	By:	/s/ David M. Covington
Name: David M. Covington
Title: Chief Accounting Officer and Treasurer